UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 28, 2012

Date of Report (Date of earliest event reported)

WESTERN GAS PARTNERS, LP

(Exact name of Registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices)

(832) 636-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 28, 2012, Western Gas Partners, LP (the “Partnership”) entered into an Equity Distribution Agreement (the “Agreement”) with Citigroup Global Markets Inc., UBS Securities LLC and Mitsubishi UFJ Securities (USA), Inc. (each a “Sales Agent” and collectively the “Sales Agents”). Pursuant to the terms of the Agreement, the Partnership may sell from time to time through the Sales Agents, common units representing limited partner interests having an aggregate offering price of up to $125,000,000 (the “Common Units”). Sales of the Common Units, if any, will be made by means of ordinary brokers’ transactions through the facilities of the New York Stock Exchange at market prices, or as otherwise agreed by the Partnership and the Sales Agents.

Under the terms of the Agreement, the Partnership may also sell Common Units from time to time to any Sales Agent as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Common Units to a Sales Agent as principal would be pursuant to the terms of a separate terms agreement between the Partnership and such Sales Agent.

The Common Units will be issued pursuant to the Partnership’s existing effective shelf registration statement on Form S-3 (Registration No. 333-183505).

The Agreement contains customary representations, warranties and agreements by the Partnership, indemnification obligations of the Partnership and the Sales Agents, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein. Legal opinions relating to the Common Units are filed herewith as Exhibits 5.1 and 8.1.

Relationships

From time to time, certain of the Sales Agents and their affiliates have engaged, and may in the future engage, in commercial and investment banking transactions with the Partnership in the ordinary course of their business. They have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

1.1	Equity Distribution Agreement, dated December 28, 2012, by and between Western Gas Partners, LP and Citigroup Global Markets Inc., UBS Securities LLC and Mitsubishi UFJ Securities (USA), Inc.

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Common Units.

8.1	Opinion of Bingham McCutchen LLP as to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

23.2	Consent of Bingham McCutchen LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS PARTNERS, LP

	By:	Western Gas Holdings, LLC, its general partner

Date: December 28, 2012	By:	/s/ Philip H. Peacock
Philip H. Peacock
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

1.1	Equity Distribution Agreement, dated December 28, 2012, by and between Western Gas Partners, LP and Citigroup Global Markets Inc., UBS Securities LLC and Mitsubishi UFJ Securities (USA), Inc.

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Common Units.

8.1	Opinion of Bingham McCutchen LLP as to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

23.2	Consent of Bingham McCutchen LLP (included in Exhibit 8.1).